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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 12, 2001

                        GOSUN COMMUNICATIONS LTD., INC.
             (Exact name of registrant as specified in its charter)
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
         Texas                                000-18257                          91-1939829
(State or other jurisdiction            (Commission File Number)                (I.R.S. Employer
    of incorporation)                                                        Identification Number)
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                             80 Zhong Shan Er Road
                                   Guangzhou
                       People's Republic of China 510080
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (8620) 8387-9773
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Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         (C)  Exhibits


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
           Exhibit No.                                           Description

            16.1                   Letter from Pritchett, Siler & Hardy, P.C. addressed to the Securities and Exchange Commission
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GOSUN COMMUNICATIONS LTD., INC.

Date: April 10, 2001                  By:  /s/ Yi-biao Chen
                                         --------------------------------
                                      Name: Yi-biao Chen
                                      Title: Chairman of the Board

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                               INDEX TO EXHIBITS

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
       Exhibit No.                                           Description

        16.1                   Letter from Pritchett, Siler & Hardy, P.C. addressed to the Securities and Exchange Commission
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